UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/20/2012

Cytec Industries Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-12372

Delaware	22-3268660
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Five Garret Mountain Plaza
Woodland Park, NJ 07424
(Address of principal executive offices, including zip code)

(973) 357-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

On April 12, 2012, Cytec UK Holdings Ltd. (Cytec UK), a private limited company incorporated in England and Wales which is indirectly wholly-owned by Cytec Industries Inc. (Cytec), issued an announcement (the Rule 2.7 Announcement) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the City Code) disclosing that Cytec UK and the Board of Umeco plc, a public limited company incorporated in England and Wales (Umeco) had agreed on the terms of a recommended cash offer of 550 pence per share (the Offer) to be made by Cytec UK for the acquisition of the entire issued and to be issued share capital of Umeco. The full terms of, and conditions to, the Offer are set forth in the Rule 2.7 Announcement issued by Cytec UK On April 12, 2012.

On May 28, 2012, Cytec issued a press release relating to the Offer announcing that 99.96% of the Umeco Shares voted were voted in favor of the resolution approving the acquisition. On June 21, 2012, Cytec issued a press release announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expired on June 20, 2012.   On July 16, 2012, Cytec issued a press release announcing that the European Commission had indicated that it does not intend to initiate proceedings. On July 18, 2012, the Court sanctioned the scheme arrangement at the Scheme Court Hearing and on July 20, 2012 the Court confirmed the Capital Reduction at the Reduction Court Hearing resulting in the satisfaction of the remaining conditions under the Offer and, consequently, the scheme became effective on July 20, 2012.

On July 20, 2012, Cytec issued a press release announcing the completion of the acquisition of Umeco. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Cytec will file the financial statements required by item 9.01(a) of Form 8-K with respect to its acquisition of Umeco not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(b) Pro Form Financial Information

Cytec will file the pro forma financial information required by item 9.01(b) of Form 8-K with respect to its acquisition of Umeco not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(d) Exhibits

Exhibit No.    Description

99.1            Press Release, issued on July 20, 2012 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytec Industries Inc.

Date: July 24, 2012	By:	/s/ Roy Smith
Roy Smith
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, issued on July 20, 2012 (furnished herewith)